UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 9, 2020

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	*	*

* On November 12, 2019, Approach Resources Inc.’s common stock began trading on the OTC Pink marketplace. The NASDAQ Global Select Market has filed a Form 25 with the Securities and Exchange Commission to remove the common stock of Approach Resources Inc. from listing and registration on the NASDAQ Global Select Market. Deregistration under Section 12(b) of the Act will become effective 90 days after the filing date of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03     Bankruptcy or Receivership.

As previously disclosed, on November 18, 2019, Approach Resources Inc. (“Approach,” the “Company” or “we”) and all of its subsidiaries (the “Filing Subsidiaries and, together with Approach, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) under chapter 11 (“Chapter 11”), of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”), thereby commencing the Chapter 11 cases captioned In re Approach Resources Inc., et al., Case No. 19-36444 (Bankr. S.D. Tex.) (the “Chapter 11 Cases”).

As previously disclosed, the Debtors are considering, among other things, sales of all or substantially all of their assets pursuant to Section 363 of the Bankruptcy Code. On December 11, 2019, the Company filed a motion with the Court (the “Bidding Procedures Motion”) seeking approval of certain bidding procedures (the “Bidding Procedures”) in connection with any potential sales of all or substantially all of the Debtors’ assets. On January 9, 2020, the Court entered an order approving certain bidding procedures for any such potential sales of the Debtors’ assets (the “Bidding Procedures Order”).

Information regarding the Chapter 11 Cases, including the Bidding Procedures Motion and the Bidding Procedures Order, is available through the Company’s website under the Restructuring Information tab, which contains a link to the claims agent’s website, https://dm.epiq11.com/approachresources.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Approach Resources Inc.

By:	/s/ Joshua E. Dazey
Joshua E. Dazey
Executive Vice President – Legal

Date:  January 13, 2020

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